                                                                    Exhibit 23.1

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We  hereby  consent  to the  incorporation  by  reference  in  the  Registration
Statements  on Form S-8 (No.  333-73456,  333-61313,  333-10059,  333-14687  and
333-26589) and Form S-3 (No. 333-31241, 333-86976, 333-104148 and 333-119748) of
The Quigley Corporation and subsidiaries, of our report dated February 24, 2006, relating to the consolidated  financial  statements for the years ended December
31, 2005 and 2004, which are included in this Form 10-K filing.

/s/ Amper Politziner & Mattia P.C.
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Edison, New Jersey
March 23, 2006